EXHIBIT 99.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of North Bay Bancorp for the quarter ended June 30, 2002, I, Lee-Ann Cimino, Chief Financial Officer of North Bay Bancorp, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q of North Bay Bancorp for the quarter ended June 30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Quarterly Report on Form 10-Q of North Bay Bancorp for the quarter ended June 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of North Bay Bancorp.

Dated:  August13,  2002


                                         /s/ Lee-Ann Cimino
                                         ------------------------
                                         LEE-ANN CIMINO
                                         Chief Financial Officer